SUPPLEMENT TO THE

FIDELITY® FOUR-IN-ONE INDEX FUND

A Fund of Fidelity Oxford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2005

Effective May 18, 2005, Ms. Cronin no longer serves as a Member of the Board of Trustees. The following information has been removed from the "Trustees and Officers" section on page 22.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Effective May 19, 2005, Mr. Jonas serves as a Member of the Board of Trustees. The following information supplements the information found in the "Trustees and Officers" section beginning on page 22.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Four-in-One Index. He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Effective June 1, 2005, Mr. Gamper serves as a Member of the Advisory Board. The following information supplements the information found in the "Trustees and Officers" section beginning on page 22.

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Oxford Street Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

The following information has been removed from "Trustees and Officers" section on page 25.

Bart A. Grenier (46)

Year of Election or Appointment: 2001

Vice President of Four-in-One Index. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

IDVB-05-02 September 12, 2005
1.730856.109

The following information replaces similar information found in the "Trustees and Officers" section beginning on page 22.

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Four-in-One Index. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

The following information supplements the information found in the "Trustees and Officers" section beginning on page 22.

Boyce I. Greer (49)

Year of Election or Appointment: 2005

Vice President of Four-in-One Index. Mr. Greer also serves as Vice President of the Fidelity Select Portfolios (2005-present), certain Asset Allocation Funds (2005-present), a Trustee of other investment companies advised by FMR (2003-present), and a member of the FMR senior management team (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), Executive Vice President (2000-2002), and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Four-in-One Index. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Four-in-One Index. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Four-in-One Index. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

The following information replaces the similar information found in the "Managment Contract" section on page 33.

Chris Sharpe and Derek Young are the lead co-managers of Fidelity Four-in-One Index Fund and do not receive compensation for their services to this fund. They receive compensation for managing other funds and accounts at FMR or its affiliates as described below. As of July 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and, in certain cases, participation in several types of equity-based compensation plans. A portion of a portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

A portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of a portfolio manager's bonus are based on (i) the pre-tax investment performance of a portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. A portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that may include, but are not limited to, increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Sharpe as of July 31, 2005:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	12	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 9,035	$ 6	$ 1,631
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Four-In-One Index Fund ($973 (in millions) assets managed).

As of July 31, 2005, the dollar range of shares of Fidelity Four-In-One Index Fund beneficially owned by Mr. Sharpe was none.

The following table provides information relating to other accounts managed by Mr. Young as of July 31, 2005:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 8,998	none	$ 2,955
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Four-In-One Index Fund ($973 (in millions) assets managed).

As of July 31, 2005, the dollar range of shares of Fidelity Four-In-One Index Fund beneficially owned by Mr. Young was none.